GOF P-5  07/12

SUPPLEMENT DATED JULY 27, 2012

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE LISTED FUNDS

Franklin Investors Securities Trust

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

Franklin Real Return Fund

Franklin Balanced Fund

Franklin Custodian Funds

Franklin Income Fund

The “Fund Summaries” Sections of the Prospectuses are amended as follows:

I.          For each of the Franklin Low Duration Total Return Fund and Franklin Total Return Fund, the fourth paragraph under the Section entitled “Principal Investment Strategies” is replaced in its entirety with the following:

To pursue its investment goals, the Fund regularly enters into various derivative transactions, including currency and cross-currency forwards, currency, currency index, bond and interest rate futures contracts and options on interest rate futures contracts, and swap agreements, including interest rate, currency and credit default swaps, and options on interest rate and credit default swap agreements. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

In addition, the “Fund Details” Sections of the Prospectuses are amended as follows:

II.        For Franklin Low Duration Total Return Fund and Franklin Total Return Fund, the ninth and eighth paragraphs, respectively, under the Section entitled “Principal Investment Policies and Practices” are replaced in their entirety with the following:

For purposes of pursuing its investment goal, the Fund regularly enters into interest rate, credit and currency-related transactions involving certain derivative instruments, including currency and cross-currency forwards, currency, currency index, bond and interest rate futures contracts and options on interest rate futures contracts, and swap agreements, including interest rate, currency and credit default swaps, and options on interest rate and credit default swap agreements. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks, or currencies. The results of such transactions may also represent, from time to time, a significant component of the Fund’s investment returns. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

III.       For Franklin Low Duration Total Return Fund and Franklin Total Return Fund, the twelfth and eleventh paragraphs, respectively, under the Section entitled “Principal Investment Policies and Practices” are replaced in their entirety with the following:

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments or currencies. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.  For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. By way of example, the investment manager might “buy” credit default swaps to help protect against the risk of default by the issuer of one or more debt securities held by the Fund. Alternatively, the investment manager may “sell” a credit default swap to gain exposure to an asset class more efficiently or less expensively than by purchasing the related debt security outright. An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

IV.       For each of the Franklin Low Duration Total Return Fund, Franklin Total Return Fund and Franklin Real Return Fund, under the Section entitled “Principal Risks,” the Subsection “Foreign Securities – Currency management strategies” is replaced in its entirety with the following:

Currency management strategies. Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.  Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

V.        For Franklin Income Fund, the last paragraph before “Temporary Investments” under the Section entitled “Principal Investment Policies and Practices” is replaced in its entirety with the following:

The Fund may, from time to time, seek to hedge (protect) against currency risks, using principally forward foreign currency exchange contracts and currency futures contracts when, in the investment manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, seek to hedge against market risk, using a variety of derivative instruments, which may include purchasing or selling call and put options. A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of an underlying instrument or asset, such as a specific currency, at a specified price at a specified later date that trade on an exchange.  A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.  The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

Commodity Exchange Act Exclusion

The Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (CEA), and, therefore, is not currently subject to registration or regulation as a commodity pool operator under the CEA. However, the Commodity Futures Trading Commission (CTFC) has recently adopted amendments to this exclusion. Such amendments will not become effective until additional proposed rule amendments under the CEA are adopted, the timing of which is not yet known. When effective, such amendments may require the Fund to comply with regulatory obligations and restrictions under the CEA, which may affect the Fund’s expenses or its use of derivative instruments.

VI.       For Franklin Balanced Fund, the seventh and eighth paragraphs under the Section entitled “Principal Investment Policies and Practices” are replaced in their entirety with the following:

For purposes of pursuing its investment goal, the Fund may from time to time enter into various equity-related transactions involving derivative instruments, including put and call options on equity securities and equity indices. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. The Fund may enter into equity-related derivatives transactions to hedge against market risk, to earn income (in the form of premiums received for writing options), to gain or increase exposure to certain equity securities or segments of the equity markets or to otherwise enhance Fund returns. For example, the Fund may write an option with a strike price that is generally equal to the price target at which the investment manager would sell (in the case of a call option) or purchase (in the case of a put option) a particular stock, and in return the Fund would earn a premium from the buyer of the option. Also, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.  The Fund may also, from time to time, seek to hedge (protect) against currency risks, using principally forward foreign currency exchange contracts and currency futures contracts when, in the investment manager’s opinion, it would be advantageous to the Fund to do so.  The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market.  A futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of an underlying instrument or asset, such as a specific currency, at a specified price at a specified later date that trade on an exchange.

In addition, the following is added before “Temporary Investments” under the Section entitled “Principal Investment Policies and Practices:”

Commodity Exchange Act Exclusion

The Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (CEA), and, therefore, is not currently subject to registration or regulation as a commodity pool operator under the CEA. However, the Commodity Futures Trading Commission (CTFC) has recently adopted amendments to this exclusion. Such amendments will not become effective until additional proposed rule amendments under the CEA are adopted, the timing of which is not yet known. When effective, such amendments may require the Fund to comply with regulatory obligations and restrictions under the CEA, which may affect the Fund’s expenses or its use of derivative instruments.

VII.     For the Franklin Income Fund and Franklin Balanced Fund, under the Section entitled “Principal Risks,” the Subsection “Foreign Securities – Currency management strategies” is replaced in its entirety with the following:

Currency management strategies. Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

VIII.    For each Fund, under the Section entitled “Principal Risks,” the first paragraph under “Derivative Instruments” is replaced in its entirety with the following:

The performance of derivative instruments (including currency related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument in addition to other risks. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Please retain this supplement with your prospectus for reference.